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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 18, 2001


                         PRIVATE CAPITAL INVESTORS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         FLORIDA                       000-31691               65-1036706
         -------                       ---------               ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)



         511 NE 94th Street, Miami Shores, Florida              33138
         -----------------------------------------           -----------
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: 305-758-3738
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ITEM 5.  OTHER EVENTS.

         On May 18, 2001, Private Capital Investors, Inc. (the "Company") announced that its Board of Directors has approved a 1.535455 for 1 stock split of its common stock. The stock split will be effective as to shareholders of record on the close of business on June 5, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2001
                                              PRIVATE CAPITAL INVESTORS, INC.


                                              By:   /s/ Stuart D. Cooper
                                                  ------------------------------
                                                 Stuart D. Cooper, President



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